Exhibit 99

NetBank, Inc. Monthly Operating Statistics and Financial Data

(Unaudited; $ in thousands, except account balances)

	October 31,	November 30,	December 31,	January 31,	February 28,	March 31,	April 30,	May 31,	June 30,	July 31,	August 31,	September 30,	October 31,
	2005	2005	2005	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006
NETBANK, INC. CONSOLIDATED

Retail customers	255,319	256,915	257,631	257,982	255,726	255,259	253,899	252,495	249,058	246,971	245,040	243,230	239,829
Business customers	26,650	28,013	28,038	27,929	27,687	27,702	27,715	27,396	26,574	26,225	25,917	25,539	25,371
Total customers	281,969	284,928	285,669	285,911	283,413	282,961	281,614	279,891	275,632	273,196	270,957	268,769	265,200

Services per customer (consolidated)	1.83	1.83	1.83	1.84	1.85	1.86	1.87	1.89	1.90	1.90	1.91	1.91	1.91
Services per customer (bank only)	2.36	2.36	2.36	2.37	2.37	2.38	2.39	2.41	2.43	2.43	2.44	2.44	2.44

Total average assets (consolidated)	$4,966,622	$4,929,082	$4,916,549	$4,900,007	$4,826,823	$4,720,452	$4,457,928	$4,499,860	$4,553,688	$4,273,000	$4,337,033	$3,916,188	$3,799,602

RETAIL BANKING SEGMENT

Online bill pay penetration (accounts > 90 days)	56%	56%	56%	56%	55%	55%	55%	54%	54%	54%	53%	53%	53%
Direct deposit of payroll penetration (accounts > 90 days)	56%	56%	56%	56%	56%	56%	57%	57%	55%	54%	54%	54%	54%

Retail deposits	$2,531,374	$2,611,121	$2,461,517	$2,423,287	$2,443,940	$2,474,874	$2,466,518	$2,418,548	$2,410,003	$2,393,553	$2,354,172	$2,402,279	$2,535,158
Small business deposits	63,473	64,079	62,003	59,747	63,339	63,984	65,153	66,787	66,326	67,976	68,771	66,191	66,894
Other deposits	329,735	313,736	270,325	249,391	221,734	287,409	244,324	245,533	245,608	207,556	231,842	259,847	275,041
Total deposits	$2,924,582	$2,988,936	$2,793,845	$2,732,425	$2,729,013	$2,826,267	$2,775,995	$2,730,868	$2,721,937	$2,669,085	$2,654,785	$2,728,317	$2,877,093

Average retail checking account balance	$2,417	$2,367	$2,601	$2,461	$2,486	$2,598	$2,542	$2,316	$2,403	$2,302	$2,242	$2,322	$2,235
Average retail money market account balance	$12,645	$12,391	$12,352	$12,058	$11,934	$11,938	$11,441	$11,040	$10,711	$10,402	$10,046	$9,778	$9,579
Average retail CD balance	$14,845	$14,635	$14,623	$14,576	$14,209	$13,356	$13,285	$13,173	$13,064	$12,912	$12,833	$12,801	$12,760

Average small business checking account balance	$7,489	$7,462	$7,382	$6,742	$7,674	$6,993	$7,022	$6,899	$7,231	$7,031	$7,242	$6,903	$7,365
Average small business money market account balance	$45,796	$45,283	$42,290	$39,970	$39,809	$39,990	$39,116	$39,946	$38,239	$38,978	$37,269	$35,504	$35,365
Average small business CD balance	$27,227	$26,719	$26,071	$25,893	$25,067	$23,357	$23,321	$22,609	$23,061	$23,106	$25,182	$24,281	$23,909

Indirect Auto Lending –
Number of loans	941	1,278	1,065	1,117	1,096	1,607	926	924	825	787	1,111	717	601
Production	$22,224	$28,361	$24,216	$25,095	$24,103	$36,465	$20,154	$19,957	$16,899	$16,362	$23,086	$15,056	$12,731
Weighted Average Note Rate	7.36%	7.48%	7.66%	7.93%	7.86%	7.78%	8.19%	8.35%	8.41%	8.37%	8.38%	8.48%	8.55%

Business Equipment Financing —
Production	$20,081	$17,522	$18,958	$17,344	$14,313	$19,693	$21,150	$17,963	$19,410	$13,366	$12,682	$13,123	$13,464

QuickPost Processing –
Number of transactions	15,044	16,299	19,941	20,841	21,275	30,186	39,803	83,187	114,563	125,565	151,335	143,481	157,482

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$900,988	$725,223	$833,301	$701,867	$697,960	$810,201	$675,864	$704,656	$723,314	$674,823	$746,475	$605,640	$527,125
Non-conforming mortgage production	269,047	258,631	279,432	201,217	175,078	228,939	166,393	149,959	162,541	129,870	155,113	127,733	87,130
Total mortgage production	$1,170,035	$983,854	$1,112,733	$903,084	$873,038	$1,039,140	$842,257	$854,615	$885,855	$804,693	$901,588	$733,373	$614,255

Refinance loans as a % of production	39%	35%	36%	40%	40%	36%	32%	31%	33%	37%	40%	44%	46%

Conforming mortgage sales	$697,468	$852,340	$939,084	$512,651	$743,747	$935,879	$461,463	$720,616	$774,967	$369,396	$922,617	$692,632	$577,989
Non-conforming mortgage sales	307,651	290,339	215,177	208,165	184,670	302,455	145,966	196,759	194,972	138,870	124,260	171,936	118,193
Total mortgage sales	$1,005,119	$1,142,679	$1,154,261	$720,816	$928,417	$1,238,334	$607,429	$917,375	$969,939	$508,266	$1,046,877	$864,568	$696,182

Locked conforming mortgage pipeline	$923,261	$1,068,194	$929,205	$969,381	$867,915	$842,835	$809,625	$856,041	$962,059	$862,208	$833,680	$610,853	$509,227

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)	7,921	9,234	9,213	9,328	8,993	9,160	9,253	9,045	8,339	8,243	8,179	7,999	8,074
ATMs (proprietary)	483	478	436	407	419	422	429	423	411	405	364	428	427
Total ATMs Serviced	8,404	9,712	9,649	9,735	9,412	9,582	9,682	9,468	8,750	8,648	8,543	8,427	8,501

Merchant Service Terminals	2,276	2,326	2,367	2,325	2,311	2,328	2,355	2,324	2,180	2,148	2,104	1,956	1,920

Notes: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company. The loans sales figures represent sales into the secondary market only and exclude intra-company sales to the bank.

All information is unaudited.

Monthly Commentary

Attached is our monthly operating statistics and financial data report. It reflects results for October 2006 and the prior twelve months. All comparisons below are on a month-over-month basis, unless noted otherwise.

Highlights and Clarifications

•                  Average earning assets declined by $117 million or 2.9% due primarily to a decline in the bank’s held for sale portfolio.

•                  Deposits were up $149 million or 5.4%. The increase was centered mainly in brokered funds.

•                  Production in the business financing unit rose 2.6% to $13.5 million.

•                  Conforming mortgage production declined by $78.5 million or 12.9% due to seasonal factors. The fourth quarter is typically the slowest quarter for mortgage production due to the holidays. Sales fell by $115 million or 16.5% which is not unusual for the first month of a quarter.

•                  The locked conforming mortgage pipeline declined by $102 million or 16.6%, reflecting the seasonality issues noted above.

Earnings Outlook

During the company’s recent quarterly conference call, management stated the fourth quarter will be another transitional quarter as it completes the majority of the actions remaining under the company’s restructuring plan. As outlined previously, those actions include:

•                  Exiting the non-conforming mortgage business

•                  Exiting the RV, boat and aircraft financing operation

•                  Shutting down Financial Technologies, Inc. (FTI) and the QuickPostSM service

•                  Completing a sale of NetInsurance

•                  Consolidating our indirect, conforming mortgage loan operations into a central location

•                  Downsizing executive and senior management

Management estimates that the one-time fourth quarter charges associated with all of these actions will total about $14 million to $15 million, or $.30 to $.32 per share, after tax. Management also stated on the recent quarterly conference call, that while it expects operating results to improve from last quarter, they will remain at a significant loss. Non-conforming mortgage and QuickPost operations will continue to have an impact until the company is able to effect the complete shutdown of both during the quarter. A key risk to operating results includes uncertainty about repurchase levels in the non-conforming channel as the company winds that operation down.

Analyst estimates currently range from a loss of $.15 to a loss of $.58. Given the guidance provided above, management is biased toward the high end of the range.

Rich Jeffers
Director, Investor Relations, NetBank, Inc.
Phone: 678-942-7596
rjeffers@netbank.com

Forward-Looking Statements

Statements in this monthly operating report that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used in this monthly operating report, the words “believe,” “anticipate,” “estimate,” “expect,” “may,” “will,” “should,” “plan,” “intend,” “project” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results and future trends to differ materially from those expressed in or implied by such forward-looking statements. The Company’s consolidated results of operations and such forward-looking statements could be affected by many factors, including but not limited to:  1) the evolving nature of the market for Internet banking and financial services generally; 2) the public’s perception of the Internet as a secure, reliable channel for transactions; 3) the success of new products and lines of business considered critical to the Company’s long-term strategy, such as small business banking; 4) potential difficulties in integrating the Company’s operations across its lines of business; 5) the cyclical nature of the mortgage banking industry generally; 6) a possible decline in asset quality; 7) changes in general economic or operating conditions which could adversely affect mortgage loan production and sales, mortgage servicing rights, loan delinquency rates and/or loan defaults;  8) the possible adverse effects of unexpected changes in the interest rate environment; 9) adverse legal rulings, particularly in the Company’s litigation over leases originated by Commercial Money Center, Inc.; and/or 10) increased competition and regulatory changes. Further information relating to these and other factors that may impact the Company’s results of operations and such forward-looking statements are disclosed in the Company’s filings with the SEC, including under the caption “Item 1A. Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2005, Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2006. Except as required by the federal securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.